UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2013

Total System Services, Inc.

(Exact name of registrant as specified in its charter)

Georgia	1-10254	58-1493818
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One TSYS Way, Columbus, Georgia	31901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 649-2310

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Completion of Acquisition or Disposition of Assets.

On July 1, 2013, Total System Services, Inc. (“TSYS”) completed its previously announced acquisition of NetSpend Holdings, Inc. (“NetSpend”). Pursuant to an Agreement and Plan of Merger, dated as of February 19, 2013 (as amended on May 29, 2013, the “Merger Agreement”), by and among TSYS, NetSpend and General Merger Sub, Inc. (“Sub”), Sub merged with and into NetSpend (the “Merger”), with NetSpend surviving the Merger as a wholly-owned subsidiary of TSYS. As a result of the Merger:

•

each share of the NetSpend common stock issued and outstanding immediately prior to the effective time of the Merger (other than any dissenting shares, treasury shares, or shares held by TSYS, NetSpend or Sub and their respective subsidiaries) was cancelled and retired and converted into the right to receive $16.00 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”);

•

each share of NetSpend’s Series A Convertible Preferred Stock (“Preferred Stock”) issued and outstanding immediately prior to the effective time of the Merger was cancelled and retired and converted into the right to receive $160.00 in cash, without interest and less any applicable withholding taxes;

•

each outstanding option to purchase NetSpend common stock (x) that was vested at or prior to the effective time of the Merger (a “Vested Option”), was canceled in exchange for the right to receive a cash payment equal to the product of (i) the number of shares of NetSpend common stock subject to such Vested Option immediately prior to the effective time of the Merger and (ii) the excess, if any, of the Merger Consideration over the per share exercise price of such Vested Option, (y) that is subject to a time based vesting condition and is unvested as of the effective time of the Merger (an “Unvested Option”), was assumed by TSYS and converted into an option to acquire 0.6709 shares of TSYS common stock and will continue to be governed by the same material terms and conditions as were applicable immediately prior to the effective time of the Merger to the Unvested Option from which it was converted, and (z) any option that is not vested and is subject solely to a performance based vesting condition which performance condition had not been satisfied at or prior to the effective time of the Merger was cancelled without payment as of the effective time of the Merger. Notwithstanding the foregoing, TSYS and NetSpend have agreed to accelerate the vesting of Unvested Options held by certain holders, and as a result, at the effective time of the Merger, such options will be converted into the right to receive a cash payment equal to the product of (i) the number of shares of NetSpend common stock subject to such Unvested Option immediately prior to the effective time of the Merger and (ii) a sum equal to the Merger Consideration less the exercise price of the Unvested Option;

•

each time-based share of restricted stock granted by NetSpend that was unvested and outstanding immediately prior to the effective time of the Merger (a “Time-Based Unvested Restricted Share”) was converted into a right to acquire 0.6709 shares of TSYS common stock (each, a “Converted Restricted Share”). The Converted Restricted Shares will continue to be governed by the same material terms and conditions as were applicable immediately prior to the effective time of the Merger to the Time-Based Unvested Restricted Share from which it was converted; and

•

each performance-based share of restricted stock granted by NetSpend that was unvested and outstanding immediately prior to the effective time of the Merger (a “Performance-Based Unvested Restricted Share”) was modified to substitute a time-based vesting condition, except with respect to (i) certain Performance-Based Unvested Restricted Shares held by certain holders which are now subject to revised performance based vesting conditions and (ii) certain Performance-Based Unvested Restricted Shares held by certain holders which were forfeited. Notwithstanding the foregoing, TSYS and NetSpend agreed to accelerate the vesting of both Time-Based and Performance-Based Unvested Restricted Shares held by certain holders, and as a result, at the effective time of the Merger, such unvested restricted shares were canceled and terminated in exchange for the right to receive a cash payment equal to the product of (i) the number of shares of NetSpend common stock subject to such unvested restricted share immediately prior to the effective time of the Merger and (ii) the Merger Consideration.

The total amount of consideration paid in connection with the merger was approximately $1.4 billion, which TSYS funded with existing cash on hand, borrowings under its term loan facility and revolving credit facility, and proceeds from the issuance of senior notes.

The foregoing summary of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement and the First Amendment to the Merger Agreement, which were attached as Exhibit 2.1 to TSYS’ Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 19, 2013 and Exhibit 2.1 to TSYS’ Current Report on Form 8-K filed with the SEC on May 29, 2013, respectively.

Item 7.01.	Regulation FD Disclosure.

On July 1, 2013, TSYS and NetSpend issued a joint press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of NetSpend, including its consolidated balance sheet as of December 31, 2012 and 2011, its consolidated statements of operations, comprehensive income, changes in stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2012 (included in NetSpend’s Annual Report on Form 10-K, filed with the SEC on February 22, 2013), the related financial statement schedule II, the related notes and the report of independent registered public accounting firm related thereto, filed by TSYS as Exhibit 99.1 to TSYS’ Current Report on Form 8-K/A filed with the SEC on May 21, 2013 are incorporated herein by reference.

The unaudited condensed consolidated financial statements of NetSpend, including its consolidated balance sheet as of March 31, 2013 and December 31, 2012, its consolidated statements of operations, comprehensive income, changes in stockholders’ equity, and cash flows for the three months ended March 31, 2013 and 2012 (included in NetSpend’s Quarterly Report on Form 10-Q, filed with the SEC on May 3, 2013) and the related notes, filed by TSYS as Exhibit 99.2 to TSYS’ Current Report on Form 8-K/A filed with the SEC on May 21, 2013 are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information, comprised of a pro forma condensed combined balance sheet as of March 31, 2013 and pro forma condensed combined statements of income for the three months ended March 31, 2013 and the year ended December 31, 2012, and the related notes, filed by TSYS as Exhibit 99.3 to TSYS’ Current Report on Form 8-K filed with the SEC on May 8, 2013 are incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

23.1	Consent of Independent Auditor.

99.1	Joint Press Release of Total System Services, Inc. and NetSpend Holdings, Inc. dated July 1, 2013

99.2	The audited consolidated financial statements of NetSpend Holdings, Inc. as of December 31, 2012 and 2011 and for each of the years in the three-year period ended December 31, 2012, included in the Annual Report on Form 10-K of NetSpend Holdings, Inc. for the year ended December 31, 2012, filed with the SEC on February 22, 2013 (incorporated by reference to Exhibit 99.1 to TSYS’ Current Report on Form 8-K/A filed with the SEC on May 21, 2013).

99.3	The unaudited condensed consolidated financial statements of NetSpend Holdings, Inc. as of March 31, 2013 and December 31, 2012 and for the three months ended March 31, 2013 and 2012, included in the Quarterly Report on Form 10-Q of NetSpend Holdings, Inc. for the quarter ended March 31, 2013 filed with the SEC on May 3, 2013 (incorporated by reference to Exhibit 99.2 to TSYS’ Current Report on Form 8-K/A filed with the SEC on May 21, 2013).

99.4	The unaudited pro forma condensed combined financial information as of March 31, 2013 and for the three months ended March 31, 2013 and the year ended December 31, 2012 (incorporated by reference to Exhibit 99.3 to TSYS’ Current Report on Form 8-K filed with the SEC on May 8, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC.

Date: July 1, 2013	By:	/s/ Kathleen Moates
Kathleen Moates Senior Deputy General Counsel

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Auditor.

99.1	Joint Press Release of Total System Services, Inc. and NetSpend Holdings, Inc. dated July 1, 2013.

99.2	The audited consolidated financial statements of NetSpend Holdings, Inc. as of December 31, 2012 and 2011 and for each of the years in the three-year period ended December 31, 2012, included in the Annual Report on Form 10-K of NetSpend Holdings, Inc. for the year ended December 31, 2012, filed with the SEC on February 22, 2013 (incorporated by reference to Exhibit 99.1 to TSYS’ Current Report on Form 8-K/A filed with the SEC on May 21, 2013).

99.3	The unaudited condensed consolidated financial statements of NetSpend Holdings, Inc. as of March 31, 2013 and December 31, 2012 and for the three months ended March 31, 2013 and 2012, included in the Quarterly Report on Form 10-Q of NetSpend Holdings, Inc. for the quarter ended March 31, 2013 filed with the SEC on May 3, 2013 (incorporated by reference to Exhibit 99.2 to TSYS’ Current Report on Form 8-K/A filed with the SEC on May 21, 2013).

99.4	The unaudited pro forma condensed combined financial information as of March 31, 2013 and for the three months ended March 31, 2013 and the year ended December 31, 2012 (incorporated by reference to Exhibit 99.3 to TSYS’ Current Report on Form 8-K filed with the SEC on May 8, 2013).